UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100
_____________________
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	APTS	NYSE
Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Compensation:

The Compensation Committee (the "Compensation Committee") of Preferred Apartment Communities, Inc.'s (the "Company") Board of Directors (the "Board") engaged FPL Associates ("FPL") to assist the Committee with establishing a new independent director compensation framework for the Company following the internalization of the Company's external advisors effective January 31, 2020. Following numerous meetings and conversations with FPL, the Compensation Committee worked to revise compensation for the Company’s non-employee and independent directors in an effort to, among other things, attract and retain highly qualified individuals to serve as independent directors and fairly compensate them for their time and effort now that the Company is internalized.

On June 17, 2020, the Board, upon the recommendation of the Compensation Committee, approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock of the Company. On June 17, 2020, the Board approved grants of 11,109 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2019 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, John M. Cannon, Gary B. Coursey, Sara J. Finley, Howard A. McLure and Timothy A. Peterson. Each share of restricted common stock will vest on the earlier to occur of (a) June 17, 2021 and (b) the next annual meeting of the Company's stockholders. The Board also approved the payment of annual cash compensation of $40,000, payable in equal amounts quarterly, for each non-employee director for committee service. The Board also approved cash compensation for committee chairs as follows: $20,000 for the Chair of the Audit Committee of the Company, Timothy A. Peterson; $15,000 for the Chair of the Compensation Committee of the Company, Sara J. Finley; $12,500 for the Chair of the Nominating and Corporate Governance Committee of the Company, Steve Bartkowski; and $20,000 for the Company's lead independent director, Howard A. McLure. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement (Director), filed as Exhibit 10.1 hereto and incorporated by reference herein.

Executive Compensation:

Similarly, the Compensation Committee engaged FPL to assist the Compensation Committee with establishing a new executive compensation framework for the Company following the internalization of the Company's external advisors effective January 31, 2020. The new compensation program, as described in more detail below, has been designed to generally accomplish the following:

•	Retain and motivate key contributors to the Company’s profitability and growth;

•	Align employee and stakeholder/investor interests;

•	Provide incentive compensation that places a strong emphasis on financial performance with the flexibility to assess operational and individual performance;

•	Provide a means to reward for strong performance; and

•	Foster an ownership mentality among program participants.

This new compensation structure will include: (i) a mix of base salary, short-term cash incentive compensation, and long-term equity incentive compensation; (ii) objective benchmarking; (iii) time-based and performance-based vesting; and (iv) peer comparisons where appropriate.

On June 17, 2020, the Board, upon recommendation of the Compensation Committee, approved the following compensation arrangements for the Company’s named executive officers, as reflected in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders (other than Daniel M. DuPree, the Company’s former CEO, who has become Executive Chairman and Leonard A. Silverstein who resigned as an executive officers on March 3, 2020), along with Jeffrey D. Sherman, President - Multifamily, Parker Boone DuPree, President - Office, and Michael Aide, President - Retail, each of whom is currently expected to be included as a named executive officer in our definitive proxy statement for our 2021 annual meeting of stockholders (collectively, the "Named Executive Officers").

2020 Short-Term Incentive Program

The Board approved a Short-Term Incentive Program ("STIP") to emphasize annual goals across key corporate/financial/operating metrics that will be paid 100% in cash. The achievement of such metrics, including additional business unit and/or individual goals where appropriate, will determine the level of achievement for the annual bonus program and be specific for each eligible program participant. While the Board's ultimate plan for the STIP is to bifurcate the performance criteria between objective metrics and subjective metrics, the STIP for 2020 will be based on different metrics due to the COVID-19 pandemic. In light of COVID-19’s impact on the Company’s operations, the following criteria will be used for determining any STIP awards (listed in no particular order): property operations in the context of macro events; rent collections on a relative basis compared to peers; successful navigation of what is best for the Company in these extraordinary times; and strategies to improve liquidity and the balance sheet. In addition, as the impact of COVID-19 on the Company is assessed during 2020, the Compensation Committee may discuss with management whether additional goals, objective or subjective, should be considered in determining STIP awards. Below is a table showing the threshold, target and high opportunities (expressed as a percentage of base salary):

Name and Position	Threshold	Target	Maximum
Joel T. Murphy, President and Chief Executive Officer	50%	100%	150%
John A. Isakson, Chief Financial Officer	40%	80%	120%
Michael J. Cronin, Executive Vice President and Chief Accounting Officer	20%	40%	60%
Jeffrey D. Sherman, President - Multifamily	40%	80%	120%
Parker Boone DuPree, President - Office	40%	80%	120%
Michael Aide, President - Retail	40%	80%	120%

To the extent performance falls between two STIP levels, linear interpolation shall apply. In the event that the Company’s actual performance does not meet the determined threshold requirement, no award shall be earned for such performance requirement. If the Company’s actual performance for the performance period is above the maximum for a performance requirement, the amount of earned awards shall be capped at the maximum number for the participant’s opportunity. The 2020 criteria shall be subjectively reviewed as part of the objective criteria by the Compensation Committee only in determining performance under the STIP.

2020 Base Salaries

The Board has approved the following annualized base salary amounts for the Named Executive Officers for 2020:

Name and Position	2020 Base Salary
Joel T. Murphy, President and Chief Executive Officer(1)	$700,000
John A. Isakson, Chief Financial Officer	$500,000
Michael J. Cronin, Executive Vice President and Chief Accounting Officer	$450,000
Jeffrey D. Sherman, President - Multifamily	$375,000
Parker Boone DuPree, President - Office	$330,000
Michael Aide, President - Retail	$305,900

(1) Mr. Murphy's salary took effect upon the adoption by the Board of the 2020 compensation program on June 17, 2020. Prior to that date, Mr. Murphy's annual salary was $840,000.

As shown above, the aggregate 2020 base salary levels for the Named Executive Officers are a significant decrease from 2019. Of note, Mr. Murphy's annual base salary of $700,000 is a 44.0% reduction from the salary of the Company's prior Chief Executive Officer that was disclosed as $1,250,000 for 2019 in the Company's most recent proxy statement. In addition, the overall reduction in the base salaries paid to the top five officers of the Company shown in the table above as compared to those disclosed in the Company's most recent proxy statement also shows a reduction from approximately $4.1 million to approximately $2.4 million, or approximately a 42.8% reduction.

2020 Long-Term Incentive Program

The Board has adopted a Long-Term Incentive Program ("LTIP") that will include both time-based and performance -based equity awards. The purpose of the Company's LTIP is to attract and retain talented executives and key employees and to link compensation to stockholder results over a multi-year period.

Time-Based Awards

Pursuant to the Company's 2019 Stock Incentive Plan, the Board approved time-based equity grants to the Named Executive Officers as shown below, effective June 17, 2020 (the "Grant Date"), as part of the Company's Long-Term Incentive Program ("LTIP").

Name and Position	Time Vesting Restricted Stock
Joel T. Murphy, President and Chief Executive Officer	148,072
John A. Isakson, Chief Financial Officer	137,741
Michael J. Cronin, Executive Vice President and Chief Accounting Officer	9,642
Jeffrey D. Sherman, President - Multifamily	17,218
Parker Boone DuPree, President - Office	17,218
Michael Aide, President - Retail	13,774

These time-based awards are in restricted common stock and will vest annually in approximately equal amounts over the four years following the Grant Date. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement (Officer), filed as Exhibit 10.2 hereto and incorporated by reference herein.

Performance-Based Awards

In addition to the time-based awards granted, the Board intends to grant performance-based awards. However, the Board has decided that, in light of the COVID-19 pandemic, that any performance-based awards would be granted no sooner than third quarter 2020. This delay will enable the Board and the Compensation Committee to further assess performance metrics applicable for the Performance Period (as defined below) for 2020 grants in light of the COVID-19 pandemic. Once granted, performance-based awards are expected to cover performance over a three year period (the "Performance Period"). Performance-based awards are expected to vest: (a) 50% approximately 60 days following completion of the Performance Period and (b) 50% one year following the completion of the Performance Period.

CEO Retention Award

In connection with the appointment of Mr. Murphy as the Company's Chief Executive Officer, the Board has approved a grant of 137,741 shares of restricted common stock as a retention award (the "Retention Award") on the Grant Date. The Retention Award will vest four years following the Grant Date. The foregoing summary of the Retention Award is qualified in its entirety by reference to the form of the Restricted Stock Agreement (Officer), filed as Exhibit 10.2 hereto and incorporated by reference herein.

Executive Compensation Clawback Policy

The Board has adopted a clawback policy that allows the independent directors of the Board to recover bonuses and/or incentive compensation to remedy fraud or misconduct and prevent its recurrence. If the Company's financial results are restated or materially misstated due in whole or in part to intentional fraud or misconduct by one or more of the Company's executive officers, the independent members of the Board may, based upon the facts and circumstances surrounding the restatement, direct that the Company recover all or a portion of any bonus or incentive compensation paid, or cancel the stock-based awards granted under the LTIP, to an executive officer. In addition, the independent directors may also seek to recoup any gains realized with respect to equity-based awards, including stock options and restricted stock units, regardless of when issued. The remedies that may be sought by the independent directors are subject to a number of conditions, including, that: (1) the bonus or incentive compensation to be recouped was calculated based upon the financial results that were misstated or restated, (2) the executive officer in question engaged in the intentional misconduct, and (3) the bonus or incentive compensation calculated under the restated financial results is less than the amount actually paid or awarded.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of forward-looking terminology such as "may", "trend", "will", "expects", "plans", "estimates", "anticipates", "projects", "intends", "believes", "goals", "objectives", "outlook" and similar expressions.  Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, (a) the impact of the coronavirus (COVID-19) pandemic on our business operations and the economic conditions in the markets in which we operates; (b) our ability to mitigate the impacts arising from COVID-19 and (c) those disclosed in our filings with the SEC. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Form of Restricted Stock Agreement (Director)
10.2	Form of Restricted Stock Agreement (Officer)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: June 19, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary